UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6663

Legg Mason Partners Adjustable Rate Income Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31,

Date of reporting period: May 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MAY 31, 2006

Legg Mason Partners Adjustable Rate Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Adjustable Rate Income Fund

Annual Report  •  May 31, 2006

What’s

Inside

Fund Objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. Also, the Fund invests up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment was 4.6% in May 2006, its lowest rate since July 2001.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 16 consecutive times, bringing the federal funds rateiii from 1.00% to 5.00%. Coinciding with its latest rate hike in May 2006, the Fed said that the “extent and timing” of further increases would depend on future economic data. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

Both short- and long-term yields rose over the reporting period. During the 12-months ended May 31, 2006, two-year Treasury yields increased from 3.60% to 5.04%. Over the same period, 10-year Treasury yields moved from 4.00% to 5.12%. Short-term rates rose in concert with the Fed’s repeated tightening, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month

Legg Mason Partners Adjustable Rate Income Fund         I

period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned –0.48%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners Adjustable Rate Income Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 14, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Adjustable Rate Income Fund         III

Manager Overview

Special Shareholder Notices

Effective March 17, 2006, Smith Barney Fund Management LLC, the Fund’s investment manager, appointed the following individuals to assume day-to-day portfolio management responsibilities for the Fund: S. Kenneth Leech, Mark Lindbloom, Stephen A. Walsh and Ronald D. Mass. Theresa M. Veres remains a part of the Fund’s management team. Each of the new portfolio managers is a portfolio manager associated with Western Asset Management Company (“Western Asset”), which like the Fund’s investment manager, is a subsidiary of Legg Mason, Inc. (“Legg Mason”).

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Change in Principal Investment Strategies

The Fund’s Board has approved a number of changes in the way that the Fund will be managed, effective, as of September 1, 2006. The Fund will continue to invest, under normal circumstances, at least 80% of the value of its net assets in adjustable rate securities and up to 20% of its net assets in fixed income securities. However, under the revised investment strategy, the Fund will be permitted to invest up to 20% of it net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the Fund’s sub-adviser. Prior to the change, the Fund was permitted to invest in investment grade securities only.

The Fund’s investment objective remains unchanged. It will continue to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Other Information

Prior to April 7, 2006, the Fund operated under the name SB Adjustable Rate Income Fund.

Effective April 21, 2006, all outstanding Salomon Brothers Class A, B and C shares of the Legg Mason Partners Adjustable Rate Income Fund automatically converted to Class A shares of the Fund at net asset value (i.e. without the imposition of a front-end or back-end sales charge on the conversion). Upon conversion, shareholders received Class A shares of the

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         1

Fund with the same total value as their existing shares, but not necessarily the same number of shares. There were no fees, sales charges or commissions charged on the conversion.

Concurrently, Smith Barney share classes of the Fund were re-designated as Class A, B, C and Y shares.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the last year, the bond market was impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)i. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 16 straight 0.25% rate hikes through the end of May 2006, bringing the federal funds rate to 5.00% at the end of the reporting period. After the end of the Fund’s reporting period, at its June meeting, the Fed once again raised the federal funds rate by 0.25% to 5.25%.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. For the 12 months ended May 31, 2006, two-year Treasury yields increased from 3.60% to 5.04%. Over the same period, 10-year Treasury yields moved from 4.00% to 5.12%. All told, during the 12-month period ended May 31, 2006, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiii returned –0.48%.

Performance Review

For the 12 months ended May 31, 2006, Class A shares of the Legg Mason Partners Adjustable Rate Income Fund, excluding sales charges, returned 2.88%. These shares outperformed the Lipper Adjustable Rate Mortgage Funds Category Average,1 which increased 2.42%. The Fund’s unmanaged benchmark, the Citigroup 6-Month Treasury Bill Indexiv, returned 3.82% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Performance Snapshot as of May 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Adjustable Rate Income Fund — Class A Shares	1.86%	2.88%

Citigroup 6-month Treasury Bill Index	2.13%	3.82%

Lipper Adjustable Rate Mortgage Funds Category Average	1.50%	2.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.55%, Class C shares returned 1.46% and Class Y shares returned 1.85% over the six months ended May 31, 2006. Excluding sales charges, Class B shares returned 2.32%, Class C shares returned 2.23% and Class Y shares returned 3.15% over the twelve months ended May 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds for the six-month period and among the 14 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the majority of the reporting period, the adjustable-rate mortgage (ARMs) portion of the portfolio dominated performance. These securities benefited from the corresponding adjustable rate reset in the wake of the Fed’s “measured” rate hikes that occurred throughout the period. ARMs also benefited from improved technical support due to diminished supply, with issuance increasingly shifting from hybrid ARMs to fixed mortgages as rates rose. Toward the end of the period, the Fund generated positive returns, due largely to the strong performance of its mortgage-backed securities. The Fund’s asset-backed securities also enhanced results, albeit to a lesser extent.

What were the leading detractors from performance?

A. From June 2005 through February 2006, we overweighted floating-rate securities in an effort to achieve low volatility of net asset value. This reduced the portfolio’s overall yield earlier in the period than would otherwise have occurred. In addition, the presence of mortgages in the portfolio detracted from performance versus the 100% U.S. Treasury benchmark, as mortgage spreads widened considerably when U.S. Treasury yields were volatile. Over the last three months of the reporting period, our yield curve positioning was the largest detractor from results.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         3

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we opportunistically added to its fixed rate mortgage-backed securities position as these securities exhibited weakness during the majority of the period. We reduced the Fund’s position in asset-backed securities during this period, although we maintained a significant allocation in an effort to preserve the Fund’s overall diversification.

Thank you for your investment in the Legg Mason Partners Adjustable Rate Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Smith Barney Fund Management LLC

July 14, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. Risks associated with the Fund include credit risk, interest rate sensitivity and prepayment risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Pease see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

4         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2005 and held for the six months ended May 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	1.86%	$1,000.00	$1,018.60	0.73%	$3.67

Class B	1.55	1,000.00	1,015.50	1.41	7.09

Class C	1.46	1,000.00	1,014.60	1.37	6.88

Class Y	1.85	1,000.00	1,018.50	0.60	3.02

(1)	For the six months ended May 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.29	0.73%	$3.68

Class B	5.00	1,000.00	1,017.90	1.41	7.09

Class C	5.00	1,000.00	1,018.10	1.37	6.89

Class Y	5.00	1,000.00	1,021.94	0.60	3.02

(1)	For the six months ended May 31, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1)(2) (unaudited)

	Without Sales Charges(3)
	Class A(4)	Class B	Class C(4)(5)	Class Y
Twelve Months Ended 5/31/06	2.88%	2.32%	2.23%	3.15%

Five Years Ended 5/31/06	2.51	1.96	1.99	N/A

Ten Years Ended 5/31/06	N/A	3.61	3.67	N/A

Inception* through 5/31/06	4.13	3.87	3.91	2.22

	With Sales Charges(6)
	Class A(4)	Class B	Class C(4)(5)	Class Y
Twelve Months Ended 5/31/06	0.78%	(2.63)%	2.23%	3.15%

Five Years Ended 5/31/06	2.10	1.78	1.99	N/A

Ten Years Ended 5/31/06	N/A	3.61	3.67	N/A

Inception* through 5/31/06	3.90	3.87	3.91	2.22

Cumulative Total Returns(1)(2) (unaudited)

Without Sales Charges(3)
Class A (Inception* through 5/31/06)(4)	44.60%

Class B (5/31/96 through 5/31/06)	42.56

Class C (5/31/96 through 5/31/06)(4)(5)	43.38

Class Y (Inception* through 5/31/06)	8.29

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively. On April 21, 2006, shares of Salomon Brothers Class A, Class B and Class C were all converted to Class A.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.
(4)	On August 5, 2002, Class I and Class A shares were renamed as Class A and Class L shares, respectively.
(5)	On April 29, 2004, Class L shares were renamed as Class C shares.
(6)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred.
*	Inception dates for Class A, Class B, Class C and Class Y shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.

8         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class C Shares of the Legg Mason Partners Adjustable Rate Income Fund vs. U.S. Government 1-Year Treasury Bill Index and Citigroup 6-Month U.S. Treasury Bill Index† (May 1996 — May 2006)

†	Hypothetical illustration of $10,000 invested in Class C shares on May 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2006, compared to the U.S. Government 1-Year Treasury Bill Index and the Citigroup 6-Month U.S. Treasury Bill Index. The U.S. Government 1-Year Treasury Bill Index is comprised of U.S. Treasury Bills with a maturity of one year. The Citigroup 6-Month U.S. Treasury Bill Index consists of one six-month United States Treasury Bill whose return is tracked. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         9

Schedule of Investments (May 31, 2006)

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.0%
		Banc of America Mortgage Securities, Inc.:
$907,620	AAA	Series 2003-B, Class 1A1, 6.460% due 3/25/33 (c)	$906,575
4,342,318	Aaa(a)	Series 2005-A, Class 2A1, 4.463% due 2/25/35 (b)(c)	4,211,011
		Bear Stearns Alternate-A Trust:
874,665	AAA	Series 2004-11, Class 1A2, 5.501% due 11/25/34 (c)	877,201
2,991,569	AAA	Series 2005-2, Class 1A1, 5.331% due 4/25/35 (c)	2,993,904
		Bear Stearns ARM Trust:
3,093,462	AAA	Series 2004-12, Class 1A1, 4.187% due 2/25/35 (c)	3,037,826
5,734,076	AAA	Series 2005-6, Class 1A1, 5.116% due 8/25/35 (b)(c)	5,678,340
4,403,642	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2003-AC5, Class A3, 5.681% due 10/25/33 (b)(c)	4,405,608
		Countrywide Home Loan Mortgage Pass-Through Trust:
4,631,375	AAA	Series 2002-26, Class A4, 5.581% due 12/25/17 (b)(c)	4,645,910
6,302,723	AAA	Series 2003-20, Class 3A6, 5.531% due 7/25/18 (b)(c)	6,318,715
2,872,630	AAA	Series 2003-37, Class 2A1, 4.249% due 9/25/33 (c)	2,815,562
1,528,359	AAA	Credit-Based Asset Servicing & Securitization, Series 2001-CB3, Class A1A, 5.421% due 10/25/30 (c)	1,530,016
2,846,621	AAA	Deutsche Mortgage Securities Inc., Series 2004-4, Class 7AR2, 5.531% due 6/25/34 (c)	2,843,641
		Federal Home Loan Mortgage Corp. (FHLMC):
1,461,980	NR	Series 2525, Class AM, 4.500% due 4/15/32	1,262,111
77,487	NR	Series 2537, Class LA, PAC, 4.250% due 5/15/30	76,499
1,208,751	NR	Series 2579, Class WF, 5.531% due 11/15/26 (c)	1,211,068
3,373,347	NR	Series 2852, Class TE, PAC, 5.000% due 1/15/13	3,363,705
4,920,469	NR	Series 2866, Class WA, PAC, 5.000% due 8/15/16 (b)	4,900,211
1,122,138	NR	STRIPS, Series 19, Class F, 4.587% due 6/1/28 (c)	1,116,279
		Federal National Mortgage Association (FNMA): Grantor Trust:
745,402	NR	Series 2000-T6, Class A3, 5.485% due 1/25/28 (c)	755,065
1,305,646	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	1,200,025
6,541,293	NR	Series 2002-T19, Class A4, 5.290% due 3/25/42 (b)(c)	6,589,681
7,549,586	NR	Series 2004-T3, Class 2A, 5.231% due 8/25/43 (b)(c)	7,611,894
		REMIC Trust:
2,503,187	NR	Series 1997-20, Class F, 4.314% due 3/25/27 (c)	2,487,919
6,530,369	NR	Series 2003-117, Class KF, PAC, 5.481% due 8/25/33 (b)(c)	6,577,240
1,438,976	NR	Series 1993-251, Class PH, PAC, 6.500% due 7/25/23	1,439,334
5,520,916	NR	Series 2002-W7, Class A6, 5.418% due 10/25/27 (b)(c)	5,599,920
3,369,921	NR	Series 2005-86, Class FC, 5.381% due 10/25/35 (c)	3,361,419
		Federal National Mortgage Association (FNMA) Whole Loan:
5,390,720	NR	Series 2003-W6, Class 6A, 5.360% due 8/25/42 (b)(c)	5,471,953
982,164	NR	Series 2003-W8, Class 3F1, 5.481% due 5/25/42 (c)	984,221
115,996	NR	Series 2003-W18, Class 1A3, 4.732% due 8/25/43	115,596
2,810,968	AAA	First Horizon Alternative Mortgage Securities, Series 2005-AA12, Class 1A1, 5.989% due 2/25/36 (c)	2,818,135
1,597,576	AAA	First Republican Mortgage Loan Trust, Series 2000-FRB1, Class A2, 5.253% due 6/25/30 (c)	1,591,997

See Notes to Financial Statements.

10         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.0% (continued)
$8,694,346	Aaa(a)	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class IO, 1.250% due 4/18/27 (c)	$247,812
5,531,972	AAA	GMAC Commercial Mortgage Asset Corp., Series 2003-SNFA, Class A, 5.881% due 1/1/18 (b)(c)(d)	5,539,996
1,329,882	AAA	GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 5.431% due 6/20/24 (c)(d)	1,332,897
8,165,589	AAA	Harborview Mortgage Loan Trust, Series 2004-2, Class 2A1, 5.340% due 6/19/34 (b)(c)	8,196,278
		IMPAC CMB Trust:
538,151	AA+	Series 2003-3, Class M1, 6.356% due 3/21/33 (c)	538,915
578,907	AA+	Series 2003-8, Class 1A2, 5.581% due 10/25/33 (c)	579,526
3,384,918	AAA	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 5.481% due 12/25/34 (c)	3,402,015
4,484,591	AAA	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.449% due 10/25/35 (b)(c)	4,403,408
3,389,505	Aaa(a)	JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X, IO, 1.393% due 9/15/29 (c)	101,190
19,725,988	AAA	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, IO, 0.489% due 9/15/23 (c)	331,746
2,805,687	AAA	Lehman Structured Securities Corp., Series 2005-1, Class A1, 5.421% due 9/26/45 (c)(d)	2,812,374
6,178,913	AAA	MASTR ARM Trust, Series 2003-6, Class 5A1, 3.891% due 12/25/33 (b)(c)	6,178,913
4,338,372	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.494% due 2/25/35 (b)(c)	4,231,209
		MLCC Mortgage Investors Inc.:
274,992	AAA	Series 1997-B, Class A, 5.361% due 11/15/25 (c)	275,717
115,393	AAA	Series 1999-A, Class A, 5.461% due 3/15/25 (c)	116,000
6,410,331	AAA	Series 2003-A, Class 2A2, 5.374% due 3/25/28 (b)(c)	6,427,149
5,366,964	AAA	Residential Accredit Loans Inc., Series 2003-QA1, Class A1, 5.421% due 12/25/33 (b)(c)	5,375,759
		Residential Asset Securitization Trust:
3,110,303	AAA	Series 2003-A5, Class A5, 5.459% due 6/25/33 (c)	3,116,221
4,444,917	AAA	Series 2003-A11, Class A2, PAC, 5.531% due 11/25/33 (b)(c)	4,455,657
2,633,036	AAA	Series 2004-A2, Class 1A3, PAC, 5.481% due 5/25/34 (c)	2,642,564
4,783,945	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 5.481% due 6/25/33 (b)(c)	4,786,006
		Sequoia Mortgage Trust:
1,497,691	AAA	Series 2003-2, Class A1, 5.411% due 6/20/33 (c)	1,499,718
3,703,421	AAA	Series 9, Class 2A, 6.221% due 9/20/32 (c)	3,716,680
		Structured ARM Loan Trust:
1,561,240	AAA	Series 2004-1, Class 2A, 5.391% due 2/25/34 (c)	1,563,596
1,841,277	AAA	Series 2004-2, Class 1A1, 6.843% due 3/25/34 (c)	1,873,770
3,954,231	Aaa(a)	Series 2004-17, Class A1, 5.455% due 11/25/34 (c)	3,956,065
5,226,143	AAA	Series 2005-18, Class 9A1, 5.250% due 9/25/35 (b)(c)	5,169,930

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         11

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.0% (continued)
		Structured Asset Mortgage Investments Inc.:
		Series 2002-AR1:
$2,997,382	AAA	Class 1A, 6.214% due 3/25/32 (c)	$3,015,509
4,407,854	AAA	Class 2A, 5.676% due 3/25/32 (b)(c)	4,440,570
2,371,938	AAA	Series 2003-CL1, Class 1F2, 5.681% due 7/25/32 (c)	2,380,576
4,557,354	AAA	Series 2005-AR3, Class 2A1, 5.862% due 8/25/35 (b)(c)	4,641,237
		Series 2005-AR7:
5,350,965	AAA	Class 1A1, 5.903% due 12/27/35 (b)(c)	5,460,108
2,606,374	AAA	Class 1A2, 5.461% due 12/27/35 (c)	2,606,374
		Structured Asset Securities Corp.:
3,036,774	AA(e)	Series 1998-3, Class M1, 6.081% due 3/25/28 (c)	3,040,412
3,556,465	AA	Series 1998-8, Class M1, 6.021% due 8/25/28 (c)	3,560,571
1,677,197	AAA	Series 2002-11A, Class 1A1, 6.246% due 6/25/32 (c)	1,683,183
		Series 2002-18A:
2,337,753	AAA	Class 1A1, 6.871% due 9/25/32 (c)	2,364,802
711,661	AAA	Class 4A, 6.117% due 9/25/32 (c)	719,111
2,052,057	AAA	Series 2003-8, Class 2A9, 5.581% due 4/25/33 (c)	2,060,659
4,011,382	AAA	Series 2005-5N, Class 3A3A, 5.271% due 11/25/35 (c)	4,016,985
4,223,487	AAA	Series 2005-RF3, Class 2A, 5.190% due 6/25/35 (b)(c)(d)	4,286,839
		Thornburg Mortgage Securities Trust:
1,453,377	AAA	Series 2004-1, Class I2A, 5.531% due 3/25/44 (c)	1,455,529
3,524,337	AAA	Series 2004-3, Class A, 5.451% due 9/25/34 (c)	3,537,542
4,192,214	AAA	Series 2005-3, Class A4, 5.351% due 8/25/45 (b)(c)	4,186,088
		Washington Mutual:
10,000,000	AAA	Series 2003-AR10, Class A6, 4.065% due 10/25/33 (b)(c)	9,686,815
2,742,802	AAA	Series 2003-S4, Class 2A9, 6.231% due 6/25/33 (c)	2,728,310
3,740,362	AAA	Series 2004-AR2, Class A, 5.411% due 4/25/44 (c)	3,771,567
4,839,938	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 6.280% due 2/25/31 (b)(c)	4,822,039
		Wells Fargo Mortgage Backed Securities Trust:
2,949,338	Aaa(a)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33	2,898,692
3,494,133	Aaa(a)	Series 2003-5, Class A4, PAC, 5.481% due 5/25/33 (c)	3,515,805
3,076,857	AAA	Series 2004-N, Class A2, 3.599% due 8/25/34 (c)	3,070,121
4,482,510	AAA	Series 2004-Y, Class 1A1, 4.583% due 11/25/34 (b)(c)	4,362,422

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $272,705,989)	269,981,558

ASSET-BACKED SECURITIES — 17.0%
Credit Card — 0.6%
3,700,000	AAA	Advanta Business Card Master Trust, Series 2003-B, Class A, 5.431% due 12/22/08 (c)	3,702,200

Diversified Financial Services — 2.5%
		Business Loan Express:
3,974,634	Aaa(a)	Series 2001-2A, Class A, 5.661% due 1/25/28 (c)(d)	3,998,477
2,450,469	Aaa(a)	Series 2002-1A, Class A, 5.631% due 7/25/28 (c)(d)	2,471,640
2,209,613	AAA	Series 2002-AA, Class A, 5.731% due 6/25/28 (c)(d)	2,229,459
5,806,154	AAA	Series 2003-AA, Class A, 6.031% due 5/15/29 (b)(c)(d)	5,938,996

		Total Diversified Financial Services	14,638,572

See Notes to Financial Statements.

12         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 12.5%
		Amortizing Residential Collateral Trust:
$10,000,000	AA+	Series 2002-BC4, Class M1, 5.781% due 7/25/32 (b)(c)	$10,079,200
409,462	AAA	Series 2002-BC6, Class A2, 5.431% due 8/25/32 (c)	410,772
		Bear Stearns Asset-Backed Securities Inc.:
716,737	AAA	Series 2003-SD1, Class A, 5.531% due 12/25/33 (c)	720,955
3,455,769	AAA	Series 2003-SD3, Class A, 5.561% due 8/25/32 (c)	3,464,939
3,500,000	AAA	Carrington Mortgage Loan Trust, Series 2005-NC2, Class A2, 5.321% due 5/25/35 (c)	3,503,577
640,915	AAA(e)	Cendant Mortgage Corp., Series 2003-A, Class A3, 5.631% due 7/25/43 (c)(d)	643,441
2,350,000	AAA	Centex Home Equity, Series 2005-D, Class AV2, 5.351% due 10/25/35 (c)	2,352,455
194,138	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 5.541% due 8/25/32 (c)	194,366
		GMAC Mortgage Corp. Loan Trust:
811,587	AAA	Series 2003-HE2, Class A2, 3.140% due 4/25/33	808,190
721,180	AAA	Series 2004-HE2, Class A2, 2.790% due 10/25/33 (c)	711,719
1,334,037	AAA	MASTR Asset-Backed Securities Trust, Series 2003-OPT1, Class A2, 5.501% due 12/25/32 (c)	1,337,124
7,549,000	AA	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 5.701% due 4/25/34 (b)(c)	7,609,610
10,000,000	AA	NovaStar Home Equity Loan Trust, Series 2003-1, Class M1, 6.031% due 5/25/33 (b)(c)	10,036,401
10,000,000	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class M1, 5.981% due 2/25/33 (b)(c)	10,052,547
79,411	AA	PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12 (d)	79,488
		Renaissance Home Equity Loan Trust:
2,076,863	AAA	Series 2003-1, Class A, 5.511% due 5/25/33 (c)	2,084,682
1,631,122	AAA	Series 2003-2, Class A, 5.521% due 8/25/33 (c)	1,637,006
5,324,973	AAA	Series 2003-3, Class A, 5.581% due 12/25/33 (b)(c)	5,370,646
5,000,000	AA	Saxon Asset Securities Trust, Series 2003-1, Class M1, 5.781% due 6/25/33 (b)(c)	5,040,609
118,169	Aaa(a)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 5.421% due 1/25/34 (c)	118,423
905,216	AAA	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 5.421% due 1/25/33 (c)	907,057
6,140,398	AAA	Truman Capital Mortgage Loan Trust, Series 2005-1, Class A, 5.511% due 3/25/37 (b)(d)	6,140,398

		Total Home Equity	73,303,605

Student Loan — 1.4%
		Saco I Trust:
1,850,903	AAA	Series 2005-10, Class 1A, 5.341% due 11/25/33 (c)	1,853,677
2,344,503	AAA	Series 2005-WM3, Class A1, 5.341% due 9/25/33 (c)	2,346,494
4,002,795	AAA	Series 2006-5, Class 1A, 5.231% due 4/25/36 (c)	4,005,631

		Total Student Loan	8,205,802

		TOTAL ASSET-BACKED SECURITIES (Cost — $99,297,269)	99,850,179

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         13

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Security	Value

MORTGAGE-BACKED SECURITY — 2.9%
FNMA — 2.9%
$18,200,000	Federal National Mortgage Association (FNMA), 5.000% due 6/13/36 (f)(g) (Cost — $17,348,496)	$17,062,500

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 29.7%
U.S. Government Agencies — 29.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
	3/1 Hybrid ARM:
127,406	6.212% due 8/1/29 (c)	130,590
1,352,392	5.473% due 8/1/32 (c)	1,366,739
1,165,473	5.835% due 8/1/32 (c)	1,172,760
	5/1 Hybrid ARM:
949,455	5.990% due 12/1/26 (c)	967,604
2,254,708	6.121% due 7/1/29 (c)	2,301,253
502,912	6.461% due 7/1/29 (c)	508,824
4,055,128	3.941% due 7/1/33 (c)	3,908,897
1,470,395	5.696% due 8/1/34 (c)	1,506,132
	Five Year CMT ARM:
368,808	6.080% due 8/1/25 (c)	365,726
129,016	6.618% due 12/1/30 (c)	130,432
	Gold Fifteen Year:
11,249	6.000% due 5/1/08	11,257
12,482	6.000% due 6/1/08	12,492
23,819	6.000% due 11/1/08	23,845
215,060	6.000% due 3/1/09	215,575
30,018	6.000% due 4/1/09	30,099
28,220	6.000% due 7/1/09	28,287
81,531	6.000% due 3/1/11	81,902
167,386	6.000% due 5/1/11	168,148
173,031	6.000% due 6/1/11	173,783
707,088	6.500% due 9/1/14	718,015
832,279	6.000% due 10/1/15	836,822
822,955	6.000% due 4/1/17	829,385
280,446	6.000% due 5/1/17	282,637
524,259	6.000% due 6/1/17	528,353
21,415	Gold Thirty Year, 6.500% due 4/1/29	21,769
	One Year CMT ARM:
504,618	6.080% due 12/1/23 (c)	520,467
276,462	4.957% due 2/1/24 (c)	276,102
1,896,074	5.928% due 4/1/26 (c)	1,915,307
2,791,855	5.971% due 11/1/26 (c)	2,825,891
3,334,172	6.009% due 6/1/29 (c)	3,385,528
1,625,725	6.556% due 7/1/29 (c)	1,638,771
553,870	6.136% due 3/1/31 (c)	563,539
61,147	5.575% due 5/1/31 (c)	61,324
8,828,081	4.861% due 3/1/33 (b)(c)	8,814,556
2,760,331	3.302% due 10/1/33 (c)	2,739,173

See Notes to Financial Statements.

14         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 29.7% (continued)
	One Year LIBOR:
$5,272,083	4.066% due 5/1/33 (b)(c)	$5,169,851
3,321,630	4.839% due 5/1/33 (c)	3,270,109
158,850	Six Month LIBOR, 6.624% due 7/1/27 (c)	159,991
271,357	Three Year CMT ARM, 6.262% due 12/1/30 (c)	273,153
	Federal National Mortgage Association (FNMA):
2,090,238	11th District COFI, 5.622% due 2/1/31 (c)	2,083,244
401,998	Fifteen Year, 5.500% due 3/1/11	397,603
1,242,019	Five Year CMT ARM, 6.524% due 5/1/30 (c)	1,262,335
	One Year CMT ARM:
664,906	5.944% due 11/1/18 (c)	675,805
456,659	5.836% due 4/1/20 (c)	457,221
297,970	6.172% due 7/1/21 (c)	302,195
139,600	6.130% due 8/1/22 (c)	143,578
241,616	6.265% due 7/1/23 (c)	245,073
403,003	5.466% due 8/1/23 (c)	401,720
561,803	6.180% due 2/1/24 (c)	573,459
182,736	6.077% due 12/1/25 (c)	185,458
416,487	6.516% due 1/1/27 (c)	423,287
1,671,242	6.123% due 7/1/27 (c)	1,698,355
519,210	5.304% due 8/1/27 (c)	521,295
62,098	6.223% due 2/1/28 (c)	63,222
267,604	6.099% due 3/1/28 (c)	271,142
1,033,438	5.951% due 2/1/29 (c)	1,040,064
1,048,197	6.883% due 8/1/29 (c)	1,054,523
45,514	6.985% due 9/1/29 (c)	44,992
1,620,004	5.826% due 11/1/29 (c)	1,634,832
468,855	6.651% due 1/1/30 (c)	468,765
441,718	6.416% due 5/1/30 (c)	442,329
927,861	6.096% due 9/1/30 (c)	921,408
2,630,591	6.232% due 12/1/30 (c)	2,705,143
423,022	5.847% due 1/1/31 (c)	431,761
436,486	5.710% due 2/1/31 (c)	447,170
864,297	6.170% due 3/1/31 (c)	885,542
217,230	6.489% due 4/1/31 (c)	216,597
561,835	7.043% due 4/1/31 (c)	559,843
1,213,384	5.569% due 7/1/31 (c)	1,248,694
2,038,429	6.146% due 9/1/31 (c)	2,025,659
273,404	6.239% due 9/1/31 (c)	273,498
630,925	6.280% due 10/1/31 (c)	634,549
468,258	5.472% due 3/1/32 (c)	474,838
1,133,552	5.455% due 5/1/32 (c)	1,145,983
421,239	5.343% due 6/1/32 (c)	420,944
2,137,634	5.986% due 7/1/32 (c)	2,147,108
2,455,580	4.693% due 9/1/32 (c)	2,465,420
282,300	6.234% due 11/1/32 (c)	285,404

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         15

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 29.7% (continued)
$5,668,106	4.773% due 12/1/32 (b)(c)	$5,644,471
2,190,257	4.599% due 1/1/33 (c)	2,183,625
3,228,235	5.821% due 1/1/33 (c)	3,290,354
5,178,067	4.593% due 4/1/33 (b)(c)	5,019,083
3,167,660	4.052% due 5/1/33 (c)	3,099,603
4,284,690	4.193% due 7/1/33 (c)	4,127,411
1,897,444	4.386% due 7/1/33 (c)	1,836,638
	One Year LIBOR:
1,219,308	5.380% due 8/1/32 (c)	1,218,322
1,714,934	4.988% due 11/1/32 (c)	1,697,869
2,229,944	3.128% due 8/1/33 (c)	2,205,582
5,964,595	4.435% due 2/1/34 (b)(c)	5,784,688
4,191,647	3.385% due 4/1/34 (b)(c)	4,143,467
4,291,268	4.288% due 3/1/35 (b)(c)	4,146,921
	Six Month CD ARM:
911,057	5.608% due 12/1/20 (c)	915,851
109,392	5.786% due 6/1/24 (c)	110,327
724,072	6.087% due 7/1/24 (c)	738,895
1,858,294	6.034% due 9/1/24 (c)	1,883,909
572,119	6.231% due 9/1/24 (c)	580,289
	Six Month LIBOR:
320,999	6.354% due 11/1/31 (c)	320,504
1,751,748	6.586% due 1/1/33 (c)	1,767,050
5,573,098	4.608% due 2/1/33 (b)(c)	5,511,857
1,613,607	4.656% due 4/1/33 (c)	1,596,283
1,129,539	6.954% due 4/1/33 (c)	1,149,178
4,719,250	4.533% due 5/1/33 (b)(c)	4,662,259
3,594,895	4.429% due 6/1/33 (c)	3,530,224
	Three Year CMT ARM:
291,361	5.676% due 9/1/21 (c)	295,503
3,418,929	6.214% due 6/1/30 (c)	3,475,964
93,405	Government National Mortgage Association (GNMA), Fifteen Year, 6.000% due 12/15/08	93,580
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
356,189	5.375% due 2/20/16 (c)	357,246
391,230	4.375% due 6/20/17 (c)	390,608
1,118,037	4.750% due 9/20/20 (c)	1,121,417
621,692	5.375% due 3/20/21 (c)	625,157
2,303,252	4.375% due 6/20/22 (c)	2,305,453
515,171	4.750% due 8/20/22 (c)	515,576
1,284,690	5.125% due 10/20/22 (c)	1,289,334
645,638	5.125% due 11/20/22 (c)	647,993
280,259	5.125% due 12/20/22 (c)	281,195
478,604	4.375% due 5/20/23 (c)	479,054
365,451	5.375% due 1/20/24 (c)	366,874
828,128	5.375% due 3/20/24 (c)	831,964
461,986	4.375% due 5/20/26 (c)	463,044
960,925	4.750% due 9/20/27 (c)	962,682
905,908	5.125% due 10/20/27 (c)	910,570

See Notes to Financial Statements.

16         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Schedule of Investments (May 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 29.7% (continued)
$2,478,237	4.375% due 4/20/32 (c)	$2,490,988
1,002,278	4.375% due 5/20/32 (c)	1,007,374
4,627,258	4.500% due 7/20/32 (b)(c)	4,617,893
3,518,145	4.500% due 8/20/32 (c)	3,511,050
770,566	4.500% due 9/20/32 (c)	769,611

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $178,276,418)	174,589,936

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $567,628,172)	561,484,173

SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreement — 3.2%
18,810,000	Merrill Lynch, Pierce, Fenner & Smith, Inc. repurchase agreement dated 5/31/06, 5.020% due 6/1/06; Proceeds at maturity — $18,812,623; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value — $19,187,548) (b) (Cost — $18,810,000)	18,810,000

U.S. Government Agency — 0.3%
1,500,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (h) (Cost — $1,476,027)	1,475,858

	TOTAL SHORT-TERM INVESTMENTS (Cost — $20,286,027)	20,285,858

	TOTAL INVESTMENTS — 99.1% (Cost — $587,914,199#)	581,770,031
	Other Assets in Excess of Liabilities — 0.9%	5,337,035

	TOTAL NET ASSETS — 100.0%	$587,107,066

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	All or a portion of this security is segregated for open futures contracts, extended settlements, TBA’s and mortgage dollar rolls.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2006.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(g)	All or a portion of this security was acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(h)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is $587,914,322.

See pages 18 and 19 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Cost
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

18         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch’’) — Ratings from “AA” to “CCC” may be modified by the additional of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

AAA	— Bonds rated “AAA” have the highest rating by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.
A

— Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB

— Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

— Bonds rated “BB” indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business of financial alternatives may be available to allow financial commitments to be met.

B

— Bonds rated “B” indicate that significant credit risk is present, but a limited margin of safety remains. Financial Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C

— Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         19

Statement of Assets and Liabilities (May 31, 2006)

ASSETS:
Investments, at value (Cost — $587,914,199)	$581,770,031
Cash	171,421
Receivable for securities sold	47,112,080
Interest receivable	1,896,052
Principal paydown receivable	1,141,509
Receivable for Fund shares sold	500,539
Receivable from broker — variation margin on open futures contracts (Note 3)	259,411
Prepaid expenses	56,537

Total Assets	632,907,580

LIABILITIES:
Payable for securities purchased	44,482,112
Payable for Fund shares repurchased	493,942
Distributions payable	326,221
Investment management fee payable	278,414
Distribution fees payable	88,433
Deferred dollar roll income	13,797
Trustees’ fees payable	4,374
Accrued expenses	113,221

Total Liabilities	45,800,514

Total Net Assets	$587,107,066

NET ASSETS:
Par value (Note 6)	$61,811
Paid-in capital in excess of par value	635,871,319
Undistributed net investment income	83,242
Accumulated net realized loss on investments and futures contracts	(43,227,502)
Net unrealized depreciation on investments and futures contracts	(5,681,804)

Total Net Assets	$587,107,066

Shares Outstanding:
Class A	22,064,973

Class B	1,114,875

Class C	26,208,781

Class Y	12,422,481

Net Asset Value:
Class A (and redemption price)	$9.52

Class B *	$9.43

Class C (and redemption price)	$9.47

Class Y (and redemption price)	$9.51

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$9.71

*	Redemption price is NAV of Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Statement of Operations (For the year ended May 31, 2006)

INVESTMENT INCOME:
Interest	$30,635,778

EXPENSES:
Investment management fee (Note 2)	3,499,797
Distribution fees (Notes 2 and 4)	3,447,119
Administration fees (Note 2)	808,731
Transfer agent fees (Notes 2 and 4)	233,375
Registration fees	158,236
Shareholder reports (Note 4)	95,696
Trustees’ fees	87,452
Legal fees	64,210
Custody fees	60,438
Audit and tax	44,599
Insurance	28,627
Miscellaneous expenses	6,961

Total Expenses	8,535,241
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(112,617)

Net Expenses	8,422,624

Net Investment Income	22,213,154

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,688,212)
Futures contracts	1,640,838

Net Realized Loss	(1,047,374)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,601,806)
Futures contracts	858,009

Change in Net Unrealized Appreciation/Depreciation	(2,743,797)

Net Loss on Investments and Futures Contracts	(3,791,171)

Increase in Net Assets From Operations	$18,421,983

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         21

Statements of Changes in Net Assets (For the years ended May 31,)

	2006	2005
OPERATIONS:
Net investment income	$22,213,154	$21,004,010
Net realized gain (loss)	(1,047,374)	338,947
Change in net unrealized appreciation/depreciation	(2,743,797)	1,142,380

Increase in Net Assets From Operations	18,421,983	22,485,337

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(27,024,353)	(25,146,302)

Decrease in Net Assets From Distributions to Shareholders	(27,024,353)	(25,146,302)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	191,400,888	503,317,699
Reinvestment of distributions	22,225,778	19,996,086
Cost of shares repurchased	(609,443,576)	(964,208,356)

Decrease in Net Assets From Fund Share Transactions	(395,816,910)	(440,894,571)

Decrease in Net Assets	(404,419,280)	(443,555,536)
NET ASSETS:
Beginning of year	991,526,346	1,435,081,882

End of year*	$587,107,066	$991,526,346

* Includes undistributed net investment income of:	$83,242	$1,360,072

See Notes to Financial Statements.

22         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class A Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$ 9.62		$ 9.64	$ 9.78	$ 9.80	$ 9.85

Income (Loss) From Operations:
Net investment income	0.30		0.19	0.14	0.21	0.36
Net realized and unrealized gain (loss)	(0.03)		0.01	(0.08)	0.07	0.03

Total Income From Operations	0.27		0.20	0.06	0.28	0.39

Less Distributions From:
Net investment income	(0.37)		(0.22)	(0.20)	(0.29)	(0.44)
Return of capital	—		—	—	(0.01)	—

Total Distributions	(0.37)		(0.22)	(0.20)	(0.30)	(0.44)

Net Asset Value, End of Year	$ 9.52		$ 9.62	$ 9.64	$ 9.78	$ 9.80

Total Return(3)	2.88%		2.13%	0.64%	2.87%	4.08%

Net Assets, End of Year (millions)	$210		$311	$536	$1,089	$416

Ratios to Average Net Assets:
Gross expenses	0.90%		0.96%	0.94%	0.95%	1.29%
Net expenses	0.87	(4)	0.94 (4)	0.94	0.95	1.29
Net investment income	3.18		1.92	1.49	2.13	3.68

Portfolio Turnover Rate	25	%(5)	20%	42%	15%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On August 5, 2002, Class I shares were renamed as Class A shares. On April 4, 2003, Class A shares were renamed as Smith Barney Class A shares. On April 21, 2006, Smith Barney Class A shares were renamed Class A shares. Shares of Salomon Brothers Class A, Class B and Class C were all converted to Class A shares on April 21, 2006.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 27% for the year ended May 31, 2006.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class B Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$ 9.53		$ 9.55	$ 9.69	$ 9.72	$ 9.78

Income (Loss) From Operations:
Net investment income	0.25		0.14	0.10	0.16	0.31
Net realized and unrealized gain (loss)	(0.03)		0.02	(0.09)	0.06	0.02

Total Income From Operations	0.22		0.16	0.01	0.22	0.33

Less Distributions From:
Net investment income	(0.32)		(0.18)	(0.15)	(0.24)	(0.39)
Return of capital	—		—	—	(0.01)	—

Total Distributions	(0.32)		(0.18)	(0.15)	(0.25)	(0.39)

Net Asset Value, End of Year	$ 9.43		$ 9.53	$ 9.55	$ 9.69	$ 9.72

Total Return(3)	2.32%		1.64%	0.15%	2.28%	3.43%

Net Assets, End of Year (000s)	$10,510		$18,045	$23,941	$37,531	$11,316

Ratios to Average Net Assets:
Gross expenses	1.47%		1.46%	1.45%	1.47%	1.78%
Net expenses	1.46	(4)	1.45 (4)	1.45	1.47	1.78
Net investment income	2.62		1.46	1.01	1.68	3.18

Portfolio Turnover Rate	25	%(5)	20%	42%	15%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 4, 2003, Class B shares were renamed as Smith Barney Class B shares. On April 21, 2006, Smith Barney Class B shares were renamed Class B shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 27% for the year ended May 31, 2006.

See Notes to Financial Statements.

24         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class C Shares(1)(2)	2006		2005	2004	2003		2002
Net Asset Value, Beginning of Year	$ 9.58		$ 9.60	$ 9.74	$ 9.76		$ 9.81

Income (Loss) From Operations:
Net investment income	0.25		0.14	0.10	0.16		0.32
Net realized and unrealized gain (loss)	(0.04)		0.02	(0.08)	0.07		0.02

Total Income From Operations	0.21		0.16	0.02	0.23		0.34

Less Distributions From:
Net investment income	(0.32)		(0.18)	(0.16)	(0.25)		(0.39)
Return of capital	—		—	—	(0.00	)(3)	—

Total Distributions	(0.32)		(0.18)	(0.16)	(0.25)		(0.39)

Net Asset Value, End of Year	$ 9.47		$ 9.58	$ 9.60	$ 9.74		$ 9.76

Total Return(4)	2.23%		1.66%	0.17%	2.38%		3.55%

Net Assets, End of Year (millions)	$248		$432	$720	$1,292		$447

Ratios to Average Net Assets:
Gross expenses	1.45%		1.43%	1.42%	1.42%		1.76%
Net expenses	1.43	(5)	1.42 (5)	1.42	1.42		1.76
Net investment income	2.63		1.46	1.02	1.65		3.21

Portfolio Turnover Rate	25	%(6)	20%	42%	15%		49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On August 5, 2002, Class A shares were renamed Class L shares. On April 4, 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares. On April 21, 2006, Smith Barney Class C shares were renamed Class C shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 27% for the year ended May 31, 2006.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         25

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class Y Shares(1)(2)	2006		2005	2004	2003(3)
Net Asset Value, Beginning of Year	$ 9.61		$ 9.64	$ 9.78	$ 9.81

Income (Loss) From Operations:
Net investment income	0.33		0.23	0.17	0.13
Net realized and unrealized gain (loss)	(0.03)		(0.01)	(0.07)	0.02

Total Income From Operations	0.30		0.22	0.10	0.15

Less Distributions From:
Net investment income	(0.40)		(0.25)	(0.24)	(0.18)
Return of capital	—		—	—	(0.00	)(4)

Total Distributions	(0.40)		(0.25)	(0.24)	(0.18)

Net Asset Value, End of Year	$ 9.51		$ 9.61	$ 9.64	$ 9.78

Total Return(5)	3.15%		2.36%	0.99%	1.55%

Net Assets, End of Year (000s)	$118,170		$169,522	$81,230	$73,390

Ratios to Average Net Assets:
Gross expenses	0.63%		0.63%	0.62%	0.65	%(6)
Net expenses	0.63	(7)	0.62 (7)	0.62	0.65	(6)
Net investment income	3.41		2.39	1.76	2.14	(6)

Portfolio Turnover Rate	25	%(8)	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 4, 2003, Class Y shares were renamed as Smith Barney Class Y shares. On April 21, 2006, Smith Barney Class Y shares were renamed Class Y shares.
(3)	For the period October 17, 2002 (inception date) to May 31, 2003.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 27% for the year ended May 31, 2006.

See Notes to Financial Statements.

26         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Adjustable Rate Income Fund (formerly known as SB Adjustable Rate Income Fund) (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

28         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared daily and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$3,534,369	$(3,534,369)

(a)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

Prior to October 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. These fees were calculated daily and paid monthly.

Effective October 1, 2005, the administration fee payable by the Fund was changed to the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.150%
Next $1 billion	0.125
Next $3 billion	0.100
Next $5 billion	0.075
Over $10 billion	0.050

Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable.

Under the new investment management agreement, effective December 1, 2005, the Fund pays the Manager an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule.

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

During the year ended May 31, 2006, the Manager waived a portion of its management fee and/or reimbursed expenses amounting to $112,617.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended May 31, 2006, the Fund paid transfer agent fees of $261,640 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service

30         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Class C shares have been issued at net asset value without a sales charge or CDSC. However, if you acquire Class C shares by exchange from another fund whose Class C shares are subject to deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares.

For the period ended May 31, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $7,000 on sales of the Fund’s Class A shares. In addition, for the period ended May 31, 2006, CDSCs paid to LMIS, and CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$11,000	$18,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended May 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$95,175,613	$87,397,454

Sales	442,334,786	144,303,205

At May 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$916,865
Gross unrealized depreciation	(7,061,156)

Net unrealized depreciation	$(6,144,291)

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

At May 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2 Year Notes	228	6/06	$46,356,702	$46,312,500	$(44,202)
U.S. Treasury 2 Year Notes	153	9/06	31,147,218	31,092,469	(54,749)

					(98,951)

Contracts to Sell:
Eurodollar	1,084	9/06	$256,701,805	$256,298,250	403,555
U.S. Treasury 5 Year Notes	125	6/06	12,988,188	12,960,938	27,250
U.S. Treasury 5 Year Notes	146	9/06	15,178,482	15,126,969	51,513
U.S. Treasury 10 Year Notes	241	6/06	25,354,889	25,323,828	31,061
U.S. Treasury 10 Year Notes	155	9/06	16,310,827	16,262,891	47,936

					561,315

Net Unrealized Gain on Open Futures Contracts					$462,364

At May 31, 2006, the Fund held TBA securities with a total cost of $17,348,496.

At May 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $34,696,993.

During the year ended May 31, 2006, the Fund entered into mortgage dollar rolls transactions in the aggregate amount of $34,306,919.

During the year ended May 31, 2006, the Fund recorded interest income of $4,333 related to such mortgage dollar rolls.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A*	$606,101	$41,033	$6,859
Class B*	110,547	7,960	4,803
Class C*	2,502,891	161,769	62,580
Class Y*	—	92	765
Salomon Brothers Class A**	37,062	8,705	1,849
Salomon Brothers Class B**	848	3,176	594
Salomon Brothers Class C**	189,670	10,640	18,246

Total	$3,447,119	$233,375	$95,696

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
**	Shares of Salomon Brothers Class A, Class B and Class C were all converted to Smith Barney Class A shares on April 21, 2006.

32         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended May 31, 2006	Year Ended May 31, 2005
Net Investment Income
Class A*	$9,195,187	$9,568,328
Class B*	485,402	383,212
Class C*	10,967,073	10,463,642
Class Y*	5,009,266	3,083,580
Salomon Brothers Class A**	553,441	882,465
Salomon Brothers Class B**	3,602	3,075
Salomon Brothers Class C**	810,382	762,000

Total	$27,024,353	$25,146,302

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
**	Shares of Salomon Brothers Class A, Class B and Class C were all converted to Smith Barney Class A shares on April 21, 2006.

6.	Shares of Beneficial Interest

At May 31, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Amount	Shares	Amount
Class A*
Shares sold	11,036,319	$105,471,153	17,590,380	$169,507,903
Shares issued on reinvestment	755,427	7,220,631	743,704	7,165,174
Shares repurchased	(22,049,650)	(210,943,344)	(41,601,008)	(400,816,706)

Net Decrease	(10,257,904)	$(98,251,560)	(23,266,924)	$(224,143,629)

Class B*
Shares sold	247,252	$2,343,774	655,215	$6,252,213
Shares issued on reinvestment	39,013	369,205	31,678	302,266
Shares repurchased	(1,064,608)	(10,076,409)	(1,299,763)	(12,404,020)

Net Decrease	(778,343)	$(7,363,430)	(612,870)	$(5,849,541)

Class C*
Shares sold	2,767,503	$26,374,710	10,843,211	$104,014,572
Shares issued on reinvestment	937,483	8,916,210	876,278	8,401,709
Shares repurchased	(22,617,147)	(215,298,261)	(41,630,092)	(399,178,388)

Net Decrease	(18,912,161)	$(180,007,341)	(29,910,603)	$(286,762,107)

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         33

Notes to Financial Statements (continued)

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Amount	Shares	Amount
Class Y*
Shares sold	5,174,554	$49,349,618	14,098,660	$135,652,426
Shares issued on reinvestment	502,360	4,798,037	306,420	2,948,114
Shares repurchased	(10,885,835)	(104,115,549)	(5,202,574)	(50,042,411)

Net Increase (Decrease)	(5,208,921)	$(49,967,894)	9,202,506	$88,558,129

Salomon Brothers Class A**
Shares sold	220,170	$2,114,177	5,194,255	$50,038,982
Shares issued on reinvestment	32,081	306,824	58,053	559,085
Shares repurchased	(2,806,810)	(26,823,398)	(6,711,943)	(64,637,573)

Net Decrease	(2,554,559)	$(24,402,397)	(1,459,635)	$(14,039,506)

Salomon Brothers Class B**
Shares sold	1,178	$11,133	10,876	$103,823
Shares issued on reinvestment	146	1,384	105	1,003
Shares repurchased	(19,514)	(184,424)	(6,557)	(62,544)

Net Increase (Decrease)	(18,190)	$(171,907)	4,424	$42,282

Salomon Brothers Class C**
Shares sold	601,414	$5,736,323	3,934,174	$37,747,780
Shares issued on reinvestment	64,431	613,487	64,549	618,735
Shares repurchased	(4,420,336)	(42,002,191)	(3,865,681)	(37,066,714)

Net Increase (Decrease)	(3,754,491)	$(35,652,381)	133,042	$1,299,801

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed as Class A, Class B, Class C and Class Y shares, respectively.
**	Shares of Salomon Brothers Class A, Class B and Class C were all converted to Smith Barney Class A shares on April 21, 2006.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class Y
Daily 6/30/2006	$0.035357	$0.030479	$0.030960	$0.037389

The tax character of distributions paid during the fiscal years ended May 31 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$27,024,353	$25,146,302

34         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$83,242
Capital loss carryforward (*)	(40,187,596)
Other book/tax temporary differences (a)	(3,039,783)
Unrealized appreciation/(depreciation) (b)	(5,681,927)

Total accumulated earnings/(losses) — net	$(48,826,064)

*	As of May 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2008	$(338,424)
5/31/2009	(340,617)
5/31/2010	(1,736,816)
5/31/2011	(9,454,718)
5/31/2012	(17,116,336)
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)

$(40,187,596)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and deferral of post-October capital losses for tax purposes.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         35

Notes to Financial Statements (continued)

and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

36         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment managers believe the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         37

Notes to Financial Statements (continued)

the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

11.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee will remain unchanged.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the Fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

38         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Adjustable Rate Income Fund

(formerly SB Adjustable Rate Income Fund):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Adjustable Rate Income Fund, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Adjustable Rate Income Fund, as of May 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 24, 2006

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Adjustable Rate Income Fund (formerly known as SB Adjustable Rate Income Fund) (“Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1992	Professor, Harvard Business School	46	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Trustee	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Trustee	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Trustee	Since 1995	President, W.R. Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP Amoco PLC	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Trustee	Since 2001	Senior Partner of Pavia & Harcourt Attorneys	7	None

40         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Theresa M. Veres Western Asset Management 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2002	Director of Western Asset Management	N/A	N/A

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

42         Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason or its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason; formerly Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

Legg Mason Partners Adjustable Rate Income Fund 2006 Annual Report         43

Legg Mason Partners

Adjustable Rate Income Fund

TRUSTEES

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

Theresa M. Veres

Vice President and
Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Steven Frank

Controller

OFFICERS (continued)

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts,

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Adjustable Rate Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD2224 7/06	SR06-92

Legg Mason Partners Adjustable Rate Income Fund

This report is submitted for the general information of the shareholders of Legg Mason Partners Adjustable Rate Income Fund, but it may also be used as sales literature.

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will be continue to be listed under the Fund’s former SB Adjustable Rate Income Fund name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2005 and May 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2005 and $42,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Adjustable Rate Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Adjustable Rate Income Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Adjustable Rate Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Adjustable Rate Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Adjustable Rate Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Adjustable Rate Income Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Adjustable Rate Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Adjustable Rate Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT           Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Adjustable Rate Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Adjustable Rate Income Fund

Date:	August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Adjustable Rate Income Fund

Date:	August 10, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Adjustable Rate Income Fund

Date:	August 10, 2006